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                                                             EXHIBIT (h)(33)(b)

                         AMENDMENT NO. 2 TO AGREEMENT

This Amendment is made as of this 2nd day of January 2007 by and between VAN KAMPEN ASSET MANAGEMENT ("Adviser") and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL") for the purposes of amending the Agreement dated December 1, 1999 ("Agreement").

WHEREAS, the Adviser and USL desire to amend and restate SCHEDULE TWO to the Agreement.

NOW, THEREFORE, the Adviser and USL hereby amend the Agreement as follows:

    1. SCHEDULE TWO is hereby amended and restated, and replaced in its entirety by the SCHEDULE TWO attached hereto.

    2. All capitalized terms used in this Amendment No. 2 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 2, no other modifications or changes are made to the Agreement.

    3. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

IN WITNESS WHEREOF, the Adviser and USL have caused this Amendment No. 2 to be executed in their names and on their behalf and through their duly authorized officers, as of the date first above written.

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK


By:     __________________________

Name:   __________________________

Title:  __________________________

        __________________________

Attest: __________________________

Name:   __________________________

Title:  __________________________

(Corporate Seal)

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VAN KAMPEN ASSET MANAGEMENT

By:    __________________________

Name:  __________________________

Title: __________________________

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                                 SCHEDULE ONE

Investment Company Name:         Fund Name(s):
------------------------         -------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio - Class I Shares
                                 Enterprise Portfolio - Class I Shares
                                 Government Portfolio - Class I Shares
                                 Growth and Income Portfolio - Class I
                                 Money Market Portfolio - Class I Shares
                                 Strategic Growth Portfolio - Class I Shares

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                                 SCHEDULE TWO

                        SEPARATE ACCOUNTS AND CONTRACTS

 Name of Separate Account and           Form Numbers and Names of Contracts
 Date Established by board of Directors Funded by Separate Account
 -------------------------------------- -------------------------------------
 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        98033N and 98034N
 Separate Account USL VA-R              Name of Contract:
 Established: August 8, 1997            Generations VA

                                        Contract Form No.:
                                        03017N
                                        Name of Contract:
                                        Platinum Investor Immediate VA

 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        97600N
 Separate Account USL VL-R              Name of Contract:
 Established: August 8, 1997            Platinum Investor VUL

                                        Contract Form No.:
                                        99206N
                                        Name of Contract:
                                        Platinum Investor Survivor VUL

                                        Contract Form No.:
                                        02600N
                                        Name of Contract:
                                        Platinum Investor PLUS VUL

                                        Contract Form No.:
                                        01206N
                                        Name of Contract:
                                        Platinum Investor Survivor II VUL
                                        (Effective July 1, 2004)

                                        Contract Form No.:
                                        05604N and 05604NU
                                        Name of Contract:
                                        Platinum Investor VIP VUL
                                        (Effective January 2, 2007)